SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    January 25, 2000

               Date of Earliest Event Reported:  January 18, 2000


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                     75-1475224
            ------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On January 18, 2000, Registrant issued a press release announcing management changes at its Pinnacle Art & Frame division.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                  Description
               -------   -----------------------------------------

                99 Copy of press release announcing management changes at its Pinnacle Art & Frame division.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                   TANDYCRAFTS, INC.


Date:  January 25, 2000            By:/s/ Michael J. Walsh
                                      ---------------------
                                      Michael J. Walsh, Chairman
                                      and Chief Executive Officer


Date:  January 25, 2000            By:/s/ James D. Allen
                                      ---------------------
                                      James D. Allen, President
                                      and Chief Operating Officer